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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):      November 30, 2005
                                                        (December 5, 2005)
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                             RURBAN FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


            Ohio                           0-13507               34-1395608
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(State or other jurisdiction of          (Commission            (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


                    401 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)


                                 (419) 783-8950
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers


     On November 30, 2005, Rurban Financial Corp. (the "Company") issued a news release announcing that Duane L. Sinn will assume the position of Chief Financial Officer of the Company, effective December 1, 2005. A copy of this news release is furnished as Exhibit 99 and is incorporated herein by reference.

     Mr. Sinn has been employed by the Company for over 15 years. He served as Senior Vice President, Asset/Liability Management Manager from March 2004 until his appointment as Chief Financial Officer. Mr. Sinn also served as Senior Vice President and Controller from June 2000 until March 2004.

     Mr. Sinn entered into an Executive Salary Continuation Agreement with the Company on July 1, 2001. Mr. Sinn's Executive Salary Continuation Agreement is substantially identical to the Executive Salary Continuation Agreement, dated December 3, 2001, between the Company and Kenneth A. Joyce, filed as Exhibit 10(s) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

     Mr. Sinn also entered into a Severance Agreement Due to Change in Control of Rurban Financial Corp. on March 14, 2001. Mr. Sinn's Severance Agreement is substantially identical to the Severance Agreement Due to Change in Control of Rurban Financial Corp., effective March 14, 2001, between the Company and Kenneth A. Joyce, filed as Exhibit 10(aa) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.


Item 7.01. Regulation FD Disclosure

     On November 30, 2005, the Company issued a news release announcing that Duane L. Sinn will assume the position of Chief Financial Officer of the Company, effective December 1, 2005. A copy of this news release is furnished as
Exhibit 99 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(a)   Financial statements of business acquired - Not Applicable

(b)   Pro forma financial information - Not Applicable

(c)   Exhibits


Exhibit No.                             Description
-----------                             -----------

   99         News Release issued by Rurban Financial Corp. on November 30, 2005



   [Remainder of page intentionally left blank; signature on following page.]







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            RURBAN FINANCIAL CORP.


Dated: December 5, 2005                     By: /s/ Keeta J. Diller
                                                --------------------------------
                                                Keeta J. Diller
                                                Vice President and Corporate
                                                Secretary










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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated December 5, 2005

                             Rurban Financial Corp.



Exhibit No.                         Description
-----------                         -----------

    99        News Release issued by Rurban Financial Corp. on November 30, 2005
































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